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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                February 29, 2000
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                EXACTIS.COM, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     000-27993               84-1359618
----------------------------------   ----------------       --------------------
 (State or other jurisdiction of       (Commission            (I.R.S. Employer)
         incorporation)                File Number)          Identification No.)





                           707 17th Street, Suite 2850
                                Denver, CO 80202
                 ----------------------------------------------

                    (Address of principal executive offices)


                                 (303) 675-2300
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 29, 2000, Exactis.com, Inc. ("Exactis.com") announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among Exactis.com, 24/7 Media, Inc. ("24/7 Media") and Evergreen Acquisition Sub Corp. ("Merger Sub"), a wholly owned subsidiary of 24/7 Media. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, 24/7 Media will acquire all of the capital stock and assume all outstanding options of Exactis.com (the "Merger"). The terms of the Merger Agreement were determined through arms' length negotiations between 24/7 Media and Exactis.com.

         The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for using the purchase method of accounting. Under the terms of the Merger Agreement, each outstanding share of Exactis.com common stock will be exchanged for 0.60 shares of 24/7 Media common stock. The Merger is subject to various conditions, including regulatory approval and stockholder approval. It is anticipated that the Merger will be consummated in the second quarter of 2000.

         The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The press release, dated February 29, 2000, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

2.1 Agreement and Plan of Merger by and among 24/7 Media, Inc., a Delaware corporation, Evergreen Acquisition Sub Corp., a Delaware corporation, and Exactis.com, Inc., a Delaware corporation, dated as of February 29, 2000.

99.1     Press Release dated February 29, 2000 regarding 24/7 Media, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EXACTIS.COM, INC.



Dated:  March 10, 2000          By: /s/ E. Thomas Detmer, Jr.
                                    --------------------------------------------
                                        E. Thomas Detmer, Jr.
                                        President and Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION OF DOCUMENT
-------        -----------------------
2.1            Agreement and Plan of Merger by and among 24/7 Media, Inc., a
               Delaware corporation, Evergreen Acquisition Sub Corp., a Delaware corporation, and Exactis.com, Inc., a Delaware corporation, dated as of February 29, 2000.

99.1           Press Release dated February 29, 2000 regarding 24/7 Media, Inc.